Fair values	3 Months Ended
Mar. 31, 2025
Notes and other explanatory information [abstract]
Fair values

17.	Fair values:

The fair values of the financial assets and liabilities are determined at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following methods and assumptions were used to estimate the fair values:

●	Cash, amounts receivable, accounts payable and accrued liabilities and provisions approximate their carrying amounts largely due to the short-term maturities of these instruments.

●	The fair value of the project financing, bank loan, government loans, and loan payable were calculated based on the present value of expected payments, discounted using a risk-adjusted discount rate.